Exhibit 10-e(i)

                                                   PLAN AMENDMENTS

                                  SBC SENIOR MANAGEMENT DEFERRED COMPENSATION PLAN
                                      SBC MANAGEMENT DEFERRED COMPENSATION PLAN
                                                  (8 - Year Units)

Section 9.14, reading as follows, is hereby added to each Plan:

9.14    Termination Under EPR.  Notwithstanding any other provisions of the Plan, if a Participant's employment terminates before the Participant attains age fifty-five, and if such termination is as an
        EPR Terminee under the Enhanced Pension and Retirement Program ("EPR") of the SBC Pension Benefit
        Plan-Nonbargained Program ("SBC PBP") or as a Deceased Electing Employee under EPR and is on or after the date Participant is within five years of being pension eligible, i.e., would be within five years of being eligible to retire with a service pension under the rules for service pension eligibility as in effect under the SBC PBP, and/or is a Senior Manager within five years of being eligible to retire with an immediate pension based on the eligibility rules of the SBC  Supplemental Retirement Income
        Plan, whether or not actually a participant in either such plan, or a Participant who is age 55 or over terminates employment under EPR, then the provisions of this Section 9.14 shall govern and control with respect to the distribution of the Plan's benefits if the benefits offered by this
        Section 9.14 are elected.  In such case, the Participant, or the Participant's Beneficiary(ies) if the
        Participant's employment terminates by reason of the Participant's death, may irrevocably elect in writing, in an EPR special election form accompanied by a Waiver Agreement, as described below, filed with the Company, to waive the Termination Benefit or the Pre-Retirement Survivor Benefit or the Early
        Retirement Benefit, as applicable, with respect to any or all Units of Participation, and in lieu of said Benefit for any such Unit, receive an "EPR Alternative Termination Benefit."

        Such an EPR Alternative Termination Benefit for a Unit shall be the Unit as described in the
        Participant's Agreement, provided in accordance with and governed in all respects by the terms of the
        Plan and said Agreement, except that the Plan and Agreement shall be applied with respect to such
        Unit, in accordance with Participant's special EPR election form applicable to such Unit, as if the
        Participant had remained in employment and retired upon the Participant's Early Retirement Date specified in his EPR special election form applicable to such Unit of Participation, regardless of
        Participant's actual termination date.  For purposes of applying the Plan and the Agreement, Normal
        Retirement shall be the Participant's sixty-fifth birthday and Early Retirement shall be the date specified by the Participant as Participant's Early Retirement date, which date shall be specified at the time the Waiver Agreement, as described below, is filed with the Company, and which date may be no earlier than Participant's fifty-fifth birthday.  In the event of Participant's death prior to age fifty-five, the EPR Alternative Termination Benefit for a Unit, whether such Benefit was elected by the Participant or Participant's Beneficiary(ies), shall be determined, as described below, by applying the Plan and Agreement with respect to such Unit as if the Participant had died upon or after reaching age fifty-five.

        Accordingly, notwithstanding any other provisions of the Plan, for purposes of application of this
        Section 9.14, in the event a Participant elects an EPR Alternative Termination Benefit in lieu of the
        Termination Benefit or the Early Retirement Benefit for a Unit, or a Beneficiary(ies) elects to receive an EPR Alternative Termination Benefit in lieu of a Pre-Retirement Survivor Benefit for a
        Unit, as applicable, survivor benefits for such Unit shall be determined as follows:  (a) If
        Participant dies on or after the date specified by Participant as Participant's Early Retirement date,
        Participant's Beneficiary(ies) shall receive the remaining installments of Participant's retirement benefit; or (b)  If Participant dies on or after age fifty-five but prior to the date specified by
        Participant as Participant's Early Retirement date, Participant's Beneficiary(ies) will receive survivor benefits in accordance with the next to the last paragraph in Section 6.2, i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon or after attainment of age fifty-five; or (c)  If Participant's death occurs prior to age fifty-five, Participant's Beneficiary(ies) will receive at such time as Participant would have attained age fifty-five, survivor benefits in accordance with the next to the last paragraph in
        Section 6.2, i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon attainment of age fifty-five; and (d)  Finally, the benefit described in Section 6.6 shall apply commencing on the later of the sixteenth year after commencement of payments pursuant to the EPR Alternative Termination Benefit or the first of the month following Participant's death.

        For purposes of computing the Vested Benefits (as such term is used in rabbi trusts ("Trusts")
        established by the Company for the purpose of providing for the payment of benefits under the Plan)
        corresponding to an EPR Alternative Termination Benefit, for all Trust purposes, including for purposes of determining the Trust funding level applicable for such EPR Alternative Termination
        Benefit, the Participant shall be treated for each such EPR Alternative Termination Benefit Unit as if continuing in employment until age fifty-five if the Participant dies before attaining age fifty-five or until the date of Participant's death if Participant dies after attaining age fifty-five or until reaching the Participant's Early Retirement date for such Unit as selected by the Participant if
        Participant survives until such date, i.e., the Trust funding for any such Unit and the security afforded Participant or Participant's Beneficiary(ies) thereby shall be no different as a result of this Section 9.14 than they would have been had Participant continued in employment in the absence of this Section 9.14 and lived until at least age fifty-five.

        Waiver of a Termination Benefit or Early Retirement Benefit with respect to a Unit by a Participant, or of a Pre-Retirement Survivor Benefit with respect to a Unit by a Beneficiary(ies), as applicable, and receipt of an EPR Alternative Termination Benefit in lieu thereof, shall be conditioned upon the agreement in writing by the Participant, or Participant's Beneficiary(ies), as applicable, at the time of Participant's termination of employment, to provisions substantially as follows:

                           SBC SENIOR MANAGEMENT DEFERRED COMPENSATION PLAN OF 1988
                               SBC MANAGEMENT DEFERRED COMPENSATION PLAN OF 1988
                                       (4-Year Units- Retirement Option)

Section 6.8, reading as follows, is hereby added to each Plan:

6.8     Termination Under EPR.  Notwithstanding any other provisions of the Plan, if a Participant's employment terminates before the Participant attains age fifty-five, and if such termination is as an
        EPR Terminee under the Enhanced Pension and Retirement Program ("EPR") of the SBC Pension Benefit
        Plan-Nonbargained Program ("SBC PBP") or as a Deceased Electing Employee under EPR, and is on or after the date Participant is within five years of being pension eligible, i.e., would be within five years of being eligible to retire with a service pension under the rules for service pension eligibility as in effect under the SBC PBP, and/or is a Senior Manager within five years of being eligible to retire with an immediate pension based on the eligibility rules of the SBC Supplemental Retirement Income
        Plan, whether or not actually a participant in either such plan, or a Participant who is age 55 or over terminates employment under EPR, then the provisions of this Section 6.8 shall govern and control with respect to the distribution of the Plan's benefits if the benefits offered by this Section 6.8 are elected.  In such case, the Participant, or the Participant's Beneficiary(ies) if the
        Participant's employment terminates by reason of the Participant's death, may irrevocably elect in writing, in an EPR special election form filed with the Company, to waive the Termination Benefit or the Pre-Retirement Survivor Benefit or the Early Retirement Benefit, as applicable, with respect to any or all Units of Participation, and in lieu of said Benefit for any such Unit, receive an "EPR
        Alternative Termination Benefit".

        Such an EPR Alternative Termination Benefit for a Unit shall be the Unit as described in the
        Participant's Agreement, provided in accordance with and governed in all respects by the terms of the
        Plan and said Agreement, except that the Plan and Agreement shall be applied with respect to such
        Unit, in accordance with Participant's special EPR election form applicable to such Unit, as if the
        Participant had remained in employment and retired upon the Participant's Early Retirement Date specified in his EPR special election form applicable to such Unit of Participation, regardless of
        Participant's actual termination date.  For purposes of applying the Plan and the Agreement, Normal
        Retirement shall be the Participant's sixty-fifth birthday and Early Retirement shall be the date specified by the Participant as Participant's Early Retirement date, which date shall be specified in
        Participant's special EPR election form filed with the Company, and which date may be no earlier than
        Participant's fifty-fifth birthday.  In the event of Participant's death prior to age fifty-five, the
        EPR Alternative Termination Benefit for a Unit, whether such Benefit was elected by the Participant or
        Participant's Beneficiary(ies), shall be determined, as described below, by applying the Plan and
        Agreement with respect to such Unit as if the Participant had died upon or after reaching age fifty-five.

        Accordingly, notwithstanding any other provisions of the Plan, for purposes of application of this
        Section 6.8, in the event a Participant elects an EPR Alternative Termination Benefit in lieu of the
        Termination Benefit or the Early Retirement Benefit for a Unit, or a Beneficiary(ies) elects to receive an EPR Alternative Termination Benefit in lieu of a Pre-Retirement Survivor Benefit for a
        Unit, as applicable, survivor benefits for such Unit shall be determined as follows:  (a) If
        Participant dies on or after the date specified by Participant as Participant's Early Retirement date,
        Participant's Beneficiary(ies) shall receive the remaining installments of Participant's retirement benefit; or (b) If Participant dies on or after age fifty-five but prior to the date specified by
        Participant as Participant's Early Retirement date, Participant's Beneficiary(ies) will receive survivor benefits in  accordance with Section 6.6(b), i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon or after attainment of age fifty-five, or  (c) If Participant's death occurs prior to age fifty-five,
        Participant's Beneficiary(ies) will receive at such time as Participant would have attained age fifty-five, survivor benefits in accordance with Section 6.6(b), i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon attainment of age fifty-five; and  (d)  Finally, the benefit described in Section 6.6(e) shall apply commencing on the later of the sixteenth year after commencement of payments pursuant to the EPR
        Alternative Termination Benefit or the first of the month following Participant's death.

        For purposes of computing the Vested Benefits (as such term is used in rabbi trusts ("Trusts")
        established by the Company for the purpose of providing for the payment of benefits under the Plan)
        corresponding to an EPR Alternative Termination Benefit, for all Trust purposes, including for purposes of determining the Trust funding level applicable for such EPR Alternative Termination
        Benefit, the Participant shall be treated for each such EPR Alternative Termination Benefit Unit as if continuing in employment until age fifty-five if the Participant dies before attaining age fifty-five or until the date of Participant's death if Participant dies after attaining age fifty-five or until reaching the Participant's Early Retirement Date for such Unit as selected by the Participant if
        Participant survives until such date, i.e., the Trust funding for any such Unit and the security afforded Participant or Participant's Beneficiary(ies) thereby shall be no different as a result of this Section 6.8 than they would have been had Participant continued in employment in the absence of this Section 6.8 and lived until at least age fifty-five.

                                        SBC COMPENSATION DEFERRAL PLAN
                                       (4-Year Unit- Retirement Option)

Section 6.8, reading as follows, is hereby added to Plan:

6.8     Termination Under EPR.  Notwithstanding any other provisions of the Plan, if a Participant's employment terminates before the Participant attains age fifty-five, and if such termination is as an
        EPR Terminee under the Enhanced Pension and Retirement Program ("EPR") of the SBC Pension Benefit
        Plan-Nonbargained Program ("SBC PBP") or as a Deceased Electing Employee under EPR, and is on or after the date Participant is within five years of being pension eligible, i.e., would be within five years of being eligible to retire with a service pension under the rules for service pension eligibility as in effect under the SBC PBP, and/or is a Senior Manager within five years of being eligible to retire with an immediate pension based on the eligibility rules of the SBC Supplemental Retirement Income
        Plan, whether or not actually a participant in either such plan, or a Participant who is age 55 or over terminates employment under EPR, then the provisions of this Section 6.8 shall govern and control with respect to the distribution of the Plan's benefits if the benefits offered by this Section 6.8 are elected.  In such case, the Participant, or the Participant's Beneficiary(ies) if the
        Participant's employment terminates by reason of the Participant's death, may irrevocably elect in writing, in an EPR special election form filed with the Company, to waive the Termination Benefit or the Pre-Retirement Survivor Benefit or the Early Retirement Benefit, as applicable, with respect to any or all Units of Participation, and in lieu of said Benefit for any such Unit, receive an "EPR
        Alternative Termination Benefit".

        Such an EPR Alternative Termination Benefit for a Unit shall be the Unit as described in the
        Participant's Agreement, provided in accordance with and governed in all respects by the terms of the
        Plan and said Agreement, except that the Plan and Agreement shall be applied with respect to such
        Unit, in accordance with Participant's special EPR election form applicable to such Unit, as if the
                                                                                                  -- --
        Participant had remained in employment and retired upon the Participant's Early Retirement Date specified in his EPR special election form applicable to such Unit of Participation, regardless of
        Participant's actual termination date.  For purposes of applying the Plan and the Agreement, Normal
        Retirement shall be the Participant's sixty-fifth birthday and Early Retirement shall be the date specified by the Participant as Participant's Early Retirement date, which date shall be specified in
        Participant's special EPR election form filed with the Company, and which date may be no earlier than
        Participant's fifty-fifth birthday.  In the event of Participant's death prior to age fifty-five, the
        EPR Alternative Termination Benefit for a Unit, whether such Benefit was elected by the Participant or
        Participant's Beneficiary(ies), shall be determined, as described below, by applying the Plan and
        Agreement with respect to such Unit as if the Participant had died upon or after reaching age fifty-five.

        Accordingly, notwithstanding any other provisions of the Plan, for purposes of application of this
        Section 6.8, in the event a Participant elects an EPR Alternative Termination Benefit in lieu of the
        Termination Benefit or the Early Retirement Benefit for a Unit, or a Beneficiary(ies) elects to receive an EPR Alternative Termination Benefit in lieu of a Pre-Retirement Survivor Benefit for a
        Unit, as applicable, survivor benefits for such Unit shall be determined as follows:  (a)  If
        Participant dies on or after the date specified by Participant as Participant's Early Retirement date,
        Participant's Beneficiary(ies) shall receive the remaining installments of Participant's retirement benefit; or (b)  If Participant dies on or after age fifty-five but prior to the date specified by
        Participant as Participant's Early Retirement date, Participant's Beneficiary(ies) will receive survivor benefits in  accordance with Section 6.6(b), i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon or after attainment of age fifty-five, or (c)  If Participant's death occurs prior to age fifty-five,
        Participant's Beneficiary(ies) will receive at such time as Participant would have attained age fifty-five, survivor benefits in accordance with Section 6.6(b), i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon attainment of age fifty-five.

        For purposes of computing the Vested Benefits (as such term is used in rabbi trusts ("Trusts")
        established by the Company for the purpose of providing for the payment of benefits under the Plan)
        corresponding to an EPR Alternative Termination Benefit, for all Trust purposes, including for purposes of determining the Trust funding level applicable for such EPR Alternative Termination
        Benefit, the Participant shall be treated for each such EPR Alternative Termination Benefit Unit as if continuing in employment until age fifty-five if the Participant dies before attaining age fifty-five or until the date of Participant's death if Participant dies after attaining age fifty-five or until reaching the Participant's Early Retirement Date for such Unit as selected by the Participant if
        Participant survives until such date, i.e., the Trust funding for any such Unit and the security afforded Participant or Participant's Beneficiary(ies) thereby shall be no different as a result of this Section 6.8 than they would have been had Participant continued in employment in the absence of this Section 6.8 and lived until at least age fifty-five.

                           SBC SENIOR MANAGEMENT DEFERRED COMPENSATION PLAN OF 1988
                                           (EARLY RETIREMENT OPTION)
                               SBC MANAGEMENT DEFERRED COMPENSATION PLAN OF 1988
                                        SBC COMPENSATION DEFERRAL PLAN
                                     (4-Year Units- Early Payment Option)

Section 7.6, reading as follows, is hereby added to each Plan:

7.6     Termination Under EPR.  Notwithstanding any other provisions of the Plan, if a Participant's employment terminates before the Participant attains age fifty-five and prior to the Early Payment
        Date with respect to a Unit of Participation, and if such termination is as an EPR Terminee under the
        Enhanced Pension and Retirement Program ("EPR") of the SBC Pension Benefit Plan-Nonbargained Program
        ("SBC PBP") or as a Deceased Electing Employee under EPR, and is on or after the date Participant is within five years of being pension eligible, i.e., would be within five years of being eligible to retire with a service pension under the rules for service pension eligibility as in effect under the
        SBC PBP, and/or is a Senior Manager within five years of being eligible to retire with an immediate pension based on the eligibility rules of the SBC Supplemental Retirement Income Plan, whether or not actually a Participant in either such Plan, or a Participant who is age 55 or over terminates employment under EPR, then the provisions of this Section 7.6 shall govern and control with respect to the distribution of the Plan's benefits if the benefits offered by this Section 7.6 are elected.
        In such case, the Participant, or the Participant's Beneficiary(ies) if the Participant's employment terminates by reason of the Participant's death, may irrevocably elect in writing, in an EPR special election form filed with the Company, to waive the Termination Benefit or the Pre-Retirement Survivor
        Benefit or the Early Payment Date benefit, as applicable, with respect to any or all Units of
        Participation, and in lieu of said Benefit for any such Unit, receive an "EPR Alternative Termination
        Benefit".

        Such EPR Alternative Termination Benefit for a Unit shall be the Unit as described in the
        Participant's Agreement, provided in accordance with and governed in all respects by the terms of the
        Plan and said Agreement, except that the Plan and Agreement shall be applied with respect to such
        Unit, in accordance with Participant's special EPR election form applicable to such Unit, as if the
        Participant had remained in employment and retired upon attaining the Early Payment Date specified in his EPR special election form applicable to such Unit of Participation, regardless of Participant's actual termination date.  For purposes of applying the Plan and the Agreement, Normal Retirement shall be the Participant's sixty-fifth birthday and Early Retirement shall be the Early Payment Date for such Unit, which date shall be specified in Participant's special EPR election form filed with the
        Company, and which date may be no later than the first day of the month after the Participant attains age sixty-five.  In the event of Participant's death prior to age fifty-five, the EPR Alternative
        Termination Benefit for a Unit, whether such Benefit was elected by the Participant or Participant's
        Beneficiary(ies), shall be determined, as described below, by applying the Plan and Agreement with respect to such Unit as if the Participant had died upon reaching age fifty-five.

        Accordingly, notwithstanding any other provisions of the Plan, for purposes of application of this
        Section 7.6, in the event a Participant elects an EPR Alternative Termination Benefit in lieu of the
        Termination Benefit or the Early Payment Date benefit for a Unit, or a Beneficiary(ies) elects to receive an EPR Alternative Termination Benefit in lieu of a Pre-Retirement Survivor Benefit for a
        Unit, as applicable, survivor benefits for such Unit shall be determined as follows:  (a)  If
        Participant dies on or after the Early Retirement Date for such Unit (i.e., on or after Participant's
        Early Retirement date for such Unit), Participant's Beneficiary(ies) shall receive the remaining installments of Participant's benefit; or (b)  If Participant dies on or after age fifty-five but prior to the Early Payment Date for a Unit (i.e., on or after Participant's Early Retirement date for such Unit), Participant's Beneficiary(ies) will receive survivor benefits in accordance with Section
        7.4(b), i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon or after attainment of age fifty-five; or (c) If Participant's death occurs prior to age fifty-five, Participant's Beneficiary(ies) will receive at such time as
        Participant would have attained age fifty-five, survivor benefits in accordance with Section 7.4(b),
        i.e., the provision of the Plan that would have applied had Participant's death actually been an in service death which occurred upon attainment of age fifty-five.

        For purposes of computing the Vested Benefits (as such term is used in rabbi trusts ("Trusts")
        established by the Company for the purpose of providing for the payment of benefits under the Plan)
        corresponding to an EPR Alternative Termination Benefit, for all Trust purposes, including for purposes of determining the Trust funding level applicable for such EPR Alternative Termination
        Benefit, the Participant shall be treated for each such EPR Alternative Termination Benefit Unit as if continuing in employment until age fifty-five if the Participant dies before attaining age fifty-five or until the date of Participant's death if Participant dies after attaining age fifty-five or until reaching the Early Payment Date for a Unit (i.e., on or after Participant's Early Retirement date for such Unit) if Participant survives until such date, i.e., the Trust funding for any such Unit and the security afforded Participant or Participant's Beneficiary(ies) thereby shall be no different as a result of this Section 7.6 than they would have been had Participant continued in employment in the absence of this Section 7.6 and lived until at least age fifty-five.